Subject to FRE 408 and its Equivalents Exhibit 99.1 Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Core Scientific Cleansing Materials November 2023 Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change 1 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Company Overview

Background

- Core was established in December 2017 as a digital asset mining owner-operator, using facilities and software solutions for self-mining and third-party hosting services
- Following de-SPAC merger announcement in July 2021, Core went public in January 2022
- Core has expanded its market share in the BTC mining industry by growing both the number of its facilities and its capacity at each facility
  - At each of the facilities, Core has a contract with the local utility to obtain power to operate its self-miners and hosted miners
- Core is focused on two primary lines of business:
  - Self-Mining: Miners owned by Core
  - Hosting Services: Miners owned by third-parties that are hosted at Core's facilities

Facility	State	Capacity (MW)
Marble	NC	104
Dalton	GA	195
Calvert City	KY	150
Grand Forks	ND	100
Denton	TX	125
Cottonwood	TX	50

Key Operating Figures[(1)]	
YTD Average BTC Mined Per Day	~39
BTC Self Miners Installed	~145K
Self-Mining Hash Rate	~15 EH/s
% of Miners Owned vs. Hosted	~70% / 30%
Operational MWs	724
# of Operating Facilities (Owned / Leased)	3 / 3

Core Facilities



(1) As of 9/30/23.

PROPRIETARY & CONFIDENTIAL
CORE SCIENTIFIC®
2

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Market Position Self-Mined BTC: January – September 2023 10,721 8,601 5,372 4,990 3,692 2,979 2,435 1,317 1,204 3 Note: Excludes third-party hosted capacity. PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Experienced Management Team ADAM SULLIVAN MIKE LEVITT TODD DUCHENE Chief Administrative Officer CEO Chairman of the Board of Directors MATT BROWN RUSSELL CANN DENISE STERLING EVP, Data Center Operations EVP, Client Services CFO MICHAEL BROS KATHARINE HALL JEFF TAYLOR SVP, Capital Markets and General Counsel SVP, Chief Information Acquisitions Security Officer AARON MCCREERY SANGEETA CAMPOS PURI CLINE KEZAR VP, People Operations VP, Data Center Services SVP, Platform Engineering 4 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Business Plan Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change 5 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Business Plan Strategy Overview Core’s business plan reflects management’s expectation of maintaining efficient post-emergence operations, including managing its existing facilities / fleet and expanding its footprint to capitalize on both (a) favorable anticipated BTC mining-specific macroeconomic conditions and (b) limited remaining construction costs due to development of partially completed facilities. The Company anticipates the BTC-specific macroeconomic environment to remain favorable for BTC mining operations • Hashprice levels have increased to more normalized levels from the historical lows of 5.5c in November 2022, just prior to the Petition Date • Declining commodity prices have also lowered expected power prices vs. mid-2022 levels The Company remains focused on optimizing its existing self-mining and hosting operations • Refreshing miners will increase Core’s self-mining hashrate, improving overall fleet efficiency • Optimizing fleet performance by leveraging proprietary fleet management software, while also focusing on integration, upkeep, and compatibility of new cryptocurrency mining equipment and related electrical infrastructure hardware • Utilizing engineering capabilities to lead innovative hardware development, firmware development, and custom automation • Monitoring market for power programs that can reduce volatility while allowing the Company to maintain high uptime With a right-sized balance sheet and improved operating cash flow, including as a result of improved macroeconomic conditions, the Company anticipates completing certain partially- constructed facilities where power is available and operations already exist • Denton and Cottonwood expansions will add 372MW of capacity by 2027 and utilize previous investments to enable low marginal cost development; expanded facilities would utilize available and approved power capacity at Denton and ~200MW in West Texas • Miner capex anticipated as Core (i) purchases miners to fill new and existing open slots and (ii) refreshes its existing miner fleet, bringing about lower average unit-specific power utilization and higher average unit mining capacity • Core continues to explore opportunities to decouple the price of new machines from BTC prices, ultimately reducing the capital intensity of hardware with each successive miner refresh cycle The Company is focused on driving economic growth while maintaining cost-effective and high-efficiency operations to maximize the long-term value of its operations. 6 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Business Plan Strategy Overview (Cont'd)

Core's business plan reflects management's expectation of post-emergence operational execution, including (i) facility and self-mining expansion, (ii) focus on cost discipline, and (iii) optimization of self-miner fleet efficiency.

1 **Expanding Facilities & Self-Mining Capabilities Expansion**

- Previous investments in construction on existing operational sites enable infrastructure expansion with minimal execution risk and at a low cost per MW, with 372 MW of incremental facility capacity added with spend of ~$68 million through 2027

2 **Focusing on Cost Discipline**

- Continue participating in CLR and other strategic economic curtailment activities to avoid short-term power price spikes
- Monitor market for effective hedging strategies and volatility-mitigating programs that still allow the Company to maintain high uptime
- Maintain focus on operational efficiencies, limiting additional headcount and operating expenses

3 **Optimizing Self-Miner Fleet Efficiency & Economics**

- Strategic machine refresh drives increased production on the same infrastructure footprint, with similar unitary power consumption levels
- Maintain market share via higher fleet hash rate and improved efficiency as a result of miner refreshes and expansion

PROPRIETARY & CONFIDENTIAL

CORE SCIENTIFIC® 7

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Business Plan Background & Strategy

Forecast Period		• January 2024 – December 2027 • Assumes December 31, 2023 emergence
Self-Miners		• 145K self-miners in October 2023 • 162K self-miners by January 2024 • 182K self-miners by December 2024 • 215K self-miners by December 2025 • 247K self-miners by December 2026 • 279K self-miners by December 2027 • All BTCs produced assumed to be sold soon after mining
Hosted Mining		• 57K hosted miners in October 2023, held constant thereafter • 7.0c/kWh average hosting rate across existing hosting customers (~41K miners) • 50/50 profit sharing for new hybrid hosting contracts (~17K miners)
Equipment Sales		• No new equipment sales
Facilities		• Six facilities utilized with aggregate capacity of 1,096MW by end of forecast period • Expansion of 172MW at Denton in 2024 / 2025 and 200MW at Cottonwood in 2026 / 2027
Hashprice		• Hashprice of $0.070 throughout forecast period
Capital Expenditures	**Facility Expansion**	• $68 million of facility expansion capital expenditures to complete Denton and Cottonwood
	New Miner	• $314 million[1][2] of new miner capital expenditures to fill open slots with 21.5 J/TH (or better) miners
	Miner Refresh	• $256 million[1] of miner refresh capital expenditures to replace older miners with more efficient 21.5 J/TH (or better) miners

(1) Includes share of ~$54mm of payments to be made in the form of post-reorganization equity per deal with Bitmain.
(2) Includes $2.4mm of payments made in 2023 per deal with Bitmain.

PROPRIETARY & CONFIDENTIAL
CORE SCIENTIFIC
8

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Business Plan Assumptions

		Assumptions
General	Emergence Date	• 12/31/23
General	Baseline Capacity	• Beginning capacity of 724MW
General	BTC Sales	• All BTC sold as mined
Revenue	Hashprice	• Hashprice of $0.070 throughout the forecast period
Revenue	Self-Mining	• 279k self-miners at the end of 2027 (83% of total miners) • Self-mining uptime between 90% and 95% based on seasonality / weather and Core experience from its historical operations
Revenue	Hosting	• 57k hosted miners at the end of 2023, held flat thereafter, comprised of: – 41K fee-based hosting contracts, with an average 7.0c/kWh hosting rate – 17K profit-sharing hosting contracts, split 50/50

PROPRIETARY & CONFIDENTIAL
CORE SCIENTIFIC®
9

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Business Plan Assumptions (Cont’d) Assumptions • Built up on a facility-by-facility basis, utilizing anticipated MWs operating at each facility and based on tariffs built into contracts and / Power or forward power pricing (i.e., market curves) depending on facility location and utility / REP-specific agreement in place, if any Facility Operations• Forecasted at $3,500-3,600 per MW per month based on historical costs and management estimates for optimized operations (2) • 2024E SG&A / R&D of $53.2 million, rising to $54.4 million in 2027 (1) SG&A / R&D • Reflects build by SG&A subcategory Miner Capex Refresh Cycle• 3-6 years, based on Company’s view of timing for discretionary fleet economic optimization Miner Purchase Price• Management visibility into forecasted purchases of new 21.5 J/TH (or better) miners Facility Construction Costs• Bottom-up building-by-building estimate based on costs to complete at each of Denton and Cottonwood Taxes• Subject to ongoing review and refinement Net Working Capital• Reflects build by power provider based on anticipated deposits / escrows required and assumptions regarding payment terms Mechanic’s Liens Settlements• Reflects cash payments as part of settlements with certain mechanic’s liens claimants (1) Includes engineering team focused on hardware development, firmware development, Minder and miner optimization software (i.e., custom automation tools), intellectual property, and various proof-of-concept projects. 10 (2) Includes SG&A Depreciation. PROPRIETARY & CONFIDENTIAL Other Capex Opex COGS

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Business Plan Key Takeaways CORE SELF-MINING STATISTICS HOSTED MINERS 300k 50 70k 60k 250k 40 50k 200k 30 40k 150k 30k 20 100k 20k 10 50k 10k - - - Jan-23 Sep-23 May-24 Jan-25 Sep-25 May-26 Jan-27 Sep-27 Jan-23 Sep-23 May-24 Jan-25 Sep-25 May-26 Jan-27 Sep-27 Self-Miners Deployed (LHS) Self-Mining EH/s (RHS) Hosted Miners Deployed ADJUSTED EBITDA UNLEVERED FCF $600 $350 $297 $498 $300 $500 $256 $404 $250 $400 $308 $200 $300 $152 $227 $131 $150 $200 $100 $100 $50 $- $- 2024 2025 2026 2027 2024 2025 2026 2027 11 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Business Plan Unlevered Free Cash Flow

($ in millions , unless specified otherwise)	2024E	2025E	2026E	2027E
Revenue				
Digital Asset Mining	$481	$594	$731	$867
Hosting	102	102	102	102
Total Revenue	**$583**	**$696**	**$833**	**$968**
COGS				
Power	$270	$299	$334	$371
Facilities Operations	33	36	40	45
Total COGS(1)	**$303**	**$335**	**$374**	**$416**
Gross Profit(1)	**$280**	**$361**	**$458**	**$553**
Operating Expenses				
SG&A + R&D	$53	$53	$54	$54
Adjusted EBITDA	**$227**	**$308**	**$404**	**$498**
% Adjusted EBITDA Margin	*39%*	*44%*	*49%*	*51%*
CapEx				
Net Miner CapEx for Refresh	$12	$55	$55	$55
Net Miner CapEx for Expansion	58	77	70	70
Miner CapEx (Net of Sale Proceeds)	**$70**	**$132**	**$125**	**$125**
Construction CapEx	$20	$15	$8	$25
Total CapEx (Net of Sale Proceeds)	**$91**	**$147**	**$133**	**$150**
Other				
Change in Power NWC	($3)	($5)	($7)	($6)
Change in Other NWC	(1)	1	2	2
Cash Taxes	(2)	(5)	(10)	(47)
Unlevered Free Cash Flow	**$131**	**$152**	**$256**	**$297**

Note: Subject to refinement regarding cash tax and working capital assumptions.
(1) Does not include depreciation and amortization.

PROPRIETARY & CONFIDENTIAL

CORE SCIENTIFIC

12

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Power Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change 13 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Power Overview

Power Background

- Core anticipates continuing its growth in Texas post-emergence through facility expansion at Denton and Cottonwood
  - Texas facilities have no minimum usage requirement, though there are limited adders to certain facilities on account of RECs, REPs, and consulting fees
- Core's forward power prices have fallen relative to mid-2022

Hedging / Fixed Pricing

- The Company is in the process of exploring fixed power pricing at certain facilities via potential hedging structures

Controllable Load Resource / Grid Payments

- Several Core machines have passed tests to become CLRs in ERCOT, allowing for Core to scale power consumption up and down within seconds by reacting to real-time signals from ERCOT, assisting with grid load balancing
  - CLR frequency response capabilities are managed by Core's proprietary fleet optimization software and are not available on the market
  - CLR may result in cost savings of approximately $5 million per year
- Certain facilities outside of Texas have similar programs, though curtailment must be signaled well in advance and last for a previously stipulated period of time

Historical MW Capacity by Facility[1]


1,200
1,000
800
600
400
200
-
247
279
412
499
571
601
731
814
814
724
724
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Marble
Dalton
Calvert
Grand Forks
Denton
Cottonwood

Historical Power Rates (c/kWh)


9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
Jan-21
May-21
Sep-21
Jan-22
May-22
Sep-22
Jan-23
May-23
Sep-23

(1) Excludes 22MW online at Cedarvale from April 2022 to October 2022.

PROPRIETARY & CONFIDENTIAL

CORE SCIENTIFIC 14

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Power Characteristics by Facility Current Operational Total Available Capacity Facility Location Power Company Term / Expiration Capacity (MW) (MW) Marble 1 Marble, NC 35 35 TVA-Murphy Power Auto-renewal Marble 2 Marble, NC 69 69 Duke Carolinas Auto-renewal Dalton Brown Dalton, GA 53 53 Dalton Utilities Auto-renewal Dalton Green Dalton, GA 142 142 Dalton Utilities Auto-renewal TVA Calvert Calvert City, KY 150 150 TVA Direct Apr. 2029 Grand Forks Grand Forks, ND 100 100 Minnkota / NoDak Dec. 2026 Denton Municipal Electric Denton Denton, TX 125 297 Sept. 2028 (“DME”) (Supplier: DME) Cottonwood Pecos, TX 50 234 TNMP (Supplier: Engie) Feb. 2025 15 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Facility / Infrastructure CapEx Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change 16 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Facilities Overview Current Operational 2 Location Type of Transaction Land (acres) Capacity Buildings (ft ) Status (1) (in MWs) Marble, NC Owned 70 104 +/- 250,000 At Capacity Dalton, GA Owned 20 195 +/- 300,000 At Capacity Calvert City, KY Owned 15 150 +/- 60,000 At Capacity At Capacity, Grand Forks, ND Leased 20 100 +/- 90,000 Possible Expansion At Capacity, Denton, TX Leased 31 125 +/- 300,000 Forecasted Expansion Pecos, TX At Capacity, Leased 100 50 +/- 125,000 (“Cottonwood”) Forecasted Expansion 17 (1) Does not reflect total potential MWs available at facility. PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Facility Expansion Overview MW 1,200 1,096 1,096 1,046 996 996 996 946 1,000 896 896 896 2D 2C 846 2B 2A 796 796 796 796 724 724 800 1C 1B 1A 600 400 200 - Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Dec-26 Mar-27 Jun-27 Sep-27 Dec-27 Marble Dalton Calvert Grand Forks Denton Current Capacity Denton Expansion Cottonwood Current Capacity Cottonwood Expansion Total 1A 1B 1C 2A 2B 2C 2D Miners 400k 337k 337k 350k 321k 304k 304k 304k 288k 300k 272k 272k 272k 2D 2C 256k 2B 2A 240k 240k 240k (1) 232k 250k 219k 219k 1D 1C 1B 1A 200k 150k 100k 50k - Dec-23 Mar-24 Jun-24 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 Mar-26 Jun-26 Sep-26 Dec-26 Mar-27 Jun-27 Sep-27 Dec-27 Hosted Miners Existing Self-Miners Refreshed Self-Miners Denton Expansion Cottonwood Expansion Total 2A 2B 2C 2D 1A 1B 1C 1D 18 (1) Includes 16k miners added at Cottonwood and other facilities in November 2023 as well as 11k miners refreshed in November and December 2023. PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Facility Expansion Overview (Cont'd)

Denton Expansion

DENTON COST TO COMPLETE

	Unfinished	CapEx Remaining			Cost /
	MW Capacity	Materials	Labor	Total	MW ($000s)
Total	172	$4.0	$11.7	$34.9[1]	$203.1







Core anticipates building Denton to its full capacity by 2025 (i.e., 297MW), with construction beginning in 2Q'24

- Denton facility was in the process of being built throughout 2022 until construction was paused as the Company sought to conserve liquidity in 3Q / 4Q'22
- Expansions would add another 172MW at Denton, incremental to existing 125MW in place and currently operational
- Expansion anticipated to cost ~$35 million, resulting in an implied cost per incremental MW to complete Denton of ~$203K

(1) Includes $19.2mm of past-due amounts that must be repaid prior to commencing construction.

PROPRIETARY & CONFIDENTIAL
CORE SCIENTIFIC
19

Subject to FRE 408 and its Equivalents
Prepared at the Request of Counsel
Confidential and Not for Further Distribution
Preliminary and Subject to Material Change

Facility Expansion Overview (Cont'd)

Cottonwood Expansion

COTTONWOOD COST TO COMPLETE

	Unfinished	CapEx Remaining			Cost /
	MW Capacity	Materials	Labor	Total	MW ($000s)
Total	200	$11.8	$21.0	$32.8	$163.9





Core anticipates building Cottonwood to its full capacity by 2027 (i.e., 250MW), with construction beginning in 2Q'26

- Cottonwood is split between two locations, Cottonwood 1 and Cottonwood 2, though the Company is consolidating operations to Cottonwood 1 given superior infrastructure at the location
  - 50MW is currently operational at Cottonwood
- Expansion anticipated to cost ~$33 million, resulting in an implied cost per incremental MW to complete Cottonwood of ~$164K

CORE SCIENTIFIC®
20
PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Miner CapEx Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change 21 PROPRIETARY & CONFIDENTIAL

Subject to FRE 408 and its Equivalents Prepared at the Request of Counsel Confidential and Not for Further Distribution Preliminary and Subject to Material Change Miner Capex Overview The Company anticipates purchasing new miners over time to (i) fill current open capacity at Cottonwood, (ii) fill expanded capacity at Denton and Cottonwood following construction, and (iii) refresh existing fleet. 2023 2024 2025 2026 2027 Miner Expansion Miners Deployed (000s) BoP Self-Miners 145.4⁽¹⁾ 161.6 182.4 214.7 246.9 • Core plans to purchase miners to fill (+) Denton Expansion - 20.9 32.3 - - both (a) open slots at Cottonwood and (b) new slots following Denton (+) Cottonwood Expansion / In-Fill 16.1 - - 32.3 32.3 and Cottonwood expansion (+) Miner Refresh 10.9 3.7 33.0 33.0 33.0 (-) Miner Refresh (10.9) (3.7) (33.0) (33.0) (33.0) Miner Replacement EoP Self-Miners 161.6 182.4 214.7 246.9 279.2 Memo: Cumulative Denton Expansion - 20.9 53.1 53.1 53.1 • Existing miners are replaced on a 3- 6 year cycle by newer, more efficient Memo: Cumulative Cottonwood Expansion / In-Fill 16.1 16.1 16.1 48.4 80.6 models Memo: Cumulative Miner Refresh 10.9 14.5 47.6 80.6 113.7 22 (1) As of October 2023; pro forma for removal of NYDIG miners. PROPRIETARY & CONFIDENTIAL